UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Registrant, State or Other Jurisdiction of Incorporation or Organization

Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.	74-0694415
(a Texas corporation)
1111 Louisiana Street

Houston	Texas	77002
(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.	76-0511406
(a Delaware corporation)
1111 Louisiana Street

Houston	Texas	77002
(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2026 (the “Closing Date”), CenterPoint Energy Resources Corp., a Delaware corporation (“Seller”) and a wholly owned, indirect subsidiary of CenterPoint Energy, Inc. (the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests in Vectren Energy Delivery of Ohio, LLC, an Ohio limited liability company (“VEDO”), pursuant to the Securities Purchase Agreement, dated as of October 20, 2025 (the “Purchase Agreement”), by and between Seller and National Fuel Gas Company, a New Jersey corporation (“Buyer”), for $2.62 billion (the “Purchase Price”), subject to adjustment as set forth in the Purchase Agreement (the “Transaction”).

The Purchase Price is comprised of: (i) $1.42 billion in cash, which was paid by Buyer upon the closing of the Transaction (the “Closing”) and which is subject to adjustments as set forth in the Purchase Agreement, including adjustments based on net working capital, regulatory assets and liabilities and capital expenditures at Closing, and (ii) a $1.20 billion promissory note issued by Buyer at the Closing pursuant to the Seller Note (as defined below).

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Seller and the Company with the Securities and Exchange Commission on October 21, 2025, the terms of which are incorporated herein by reference.

Seller Note Agreement

On the Closing Date, Seller, as the lender (the “Lender”), and Buyer, as the borrower (the “Borrower”), entered into a Seller Note Agreement (the “Seller Note”), pursuant to which the Borrower issued to the Lender a promissory note in the original principal amount of $1.20 billion (the “Loan”). The Seller Note bears interest at a rate of 6.50% per annum and will mature on September 30, 2027.

The Borrower is required under the Seller Note to comply with certain affirmative and negative covenants until all principal of and interest on the Loan have been paid in full in cash and all other obligations under the Seller Note have been satisfied. These covenants include, among others: (i) the Borrower may not permit the ratio of its consolidated indebtedness to consolidated capitalization as at the last day of any fiscal quarter to exceed 0.65 to 1.0 (or such other ratio then in effect in the Borrower’s primary credit facility); (ii) negative covenants related to the creation or existence of liens on the Borrower’s properties or assets and fundamental changes and dispositions of the Borrower’s or the Borrower’s material subsidiaries’ assets; and (iii) negative covenants relating to VEDO. Should an event of default occur, the Lender is entitled to exercise certain remedies, including acceleration of the Loan and related obligations.

The Seller Note permits the Borrower to, at its option, be released from its obligations under the covenants contained in the Seller Note if the Borrower irrevocably deposits with a paying agent an amount sufficient to pay the principal and interest due on the Loan on each applicable interest payment date and the maturity date and delivers specified officer certificates to the Lender. Following such a covenant defeasance, the Loan remains outstanding but the covenants contained in the Seller Note, and the related events of default, cease to apply.

The foregoing summary of the terms and conditions of the Seller Note is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 1, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1*	Securities Purchase Agreement, dated as of October 20, 2025, by and between CenterPoint Energy Resources Corp. and National Fuel Gas Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2025).

10.1*	Seller Note Agreement, dated as of October 1, 2026, by and between CenterPoint Energy Resources Corp. and National Fuel Gas Company.

99.1	Press Release issued by the Company on October 1, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 1, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: October 1, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer